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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 8, 2001 (May 31, 2001)


                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                                            75-1667097
          NEVADA                   00-09322                (IRS EMPLOYER
 (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)     IDENTIFICATION NO.)


                        12000 AEROSPACE AVENUE, SUITE 375
                              HOUSTON, TEXAS 77034
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 464-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      iExalt, Inc., a Nevada corporation ("iExalt"), closed a transaction on May 31, 2001 to sell certain assets to 711.NET, Inc., a North Carolina corporation ("Buyer"). The assets sold are related to CleanWeb, Inc., a Texas corporation ("CleanWeb"), owned by iExalt, which among its business activities provides Internet dial-up services, Internet Filter services for its consumer clients, and other Internet services.

      Assets sold include iExalt's right, title and interest in all of iExalt's current subscribers, selected other assets used in, related to, and common and necessary to the operations of the business and certain tangible/intangible property.

      CleanWeb will continue to market, resell, and produce additional business and Internet subscriber sales and services to iExalt constituency, market influences, and other organizations as a Reseller of such Internet services of the Buyer's ISPBrand Internet access services through a Strategic Marketing and Reseller Agreement with the Buyer. iExalt expects to produce additional subscribers for Buyer and has committed to securing at least 10,000 new subscribers to the Buyer within the initial twelve months following closing. iExalt will receive royalty amounts on a monthly basis for all active fully paying subscribers developed through the Marketing relationship. For subscribers up to 10,000 a royalty of $5.00 per subscriber per month will be remitted. For subscribers from 10,001 - 20,000 a royalty of $6.00 per subscriber per month will be remitted. For subscribers over 20,000 a royalty of $7.00 per subscriber per month will be remitted. Should iExalt not equal or exceed 10,000 subscribers in the initial twelve months after closing then it will pay the Buyer $50,000 worth of common shares of iExalt not to exceed 100,000 shares.

      As consideration for the sale, iExalt received a lump sum payment of $150,000 cash at closing, an agreement to pay $648,000 such amount to be paid in monthly payments of not less than $24,000 and payable in not more than 25 months from the date of transition, and an agreement to issue 438,667 shares of Buyer's common stock issued at a price of $1.50 per share for a value of $658,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           b) Pro Forma Financial Information.
              As of the date of this Form 8-K, it is impracticable for the Company to file the required pro forma financial information relating to the disposition. The Company intends to file such information concurrently with the Securities and Exchange Commission as soon as such pro forma financial information can reasonably be prepared, but no later than seventy-five days after the consummation of the disposition.

           c) Exhibits.



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              The following exhibits are filed herewith:


            EXHIBIT NO.                     DESCRIPTION
          --------------                 ----------------

                2.1 Asset Purchase Agreement, dated May 29, 2001, between iExalt, Inc. and 711.NET, Inc.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   June 8, 2001.                     iExalt, Inc.



                                          By: /s/ CHRIS L. SISK
                                             ---------------------------------
                                              Chris L. Sisk
                                              Executive Vice President and
                                              Primary Financial Officer



                                INDEX TO EXHIBITS

      The following exhibits are filed herewith:



            EXHIBIT NO.                     DESCRIPTION
          --------------                 ----------------

                2.1 Asset Purchase Agreement, dated May 29, 2001, between iExalt, Inc. and 711.NET, Inc.



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